HORIZON FUNDS

Horizon Multi-Factor Small/Mid Cap Fund (the “Fund”)

Supplement dated July 8, 2025

to the Prospectus and Summary Prospectus of the Fund

This supplement makes the following amendment to disclosures in the Fund’s Prospectus and Summary Prospectus, dated March 29, 2025, as supplemented, effective immediately:

The Average Annual Total Returns table and the paragraphs of disclosure that follow it under the Section titled “Performance” are hereby deleted in their entirety and replaced with the following:

Multi-Factor Small/Mid Cap Fund
Average Annual Total Returns

For the periods ended December 31, 2024	One Year	Since Inception of Class*
Investor Class
Return Before Taxes	21.66%	22.22%
Return After Taxes on Distributions	20.76%	21.64%
Return After Taxes on Distributions and Sale of Fund Shares	12.91%	17.12%
Advisor Class
Return Before Taxes	21.45%	20.01%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)**	25.02%	25.54%
S&P 1000 Total Return Index (reflects no deduction for fees, expenses or taxes)	12.34%	14.74%

*	Inception date is December 20, 2022 for Investor Class Shares and March 7, 2023 for Advisor Class Shares. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.
**	As a result of new regulatory requirements, the Fund’s regulatory index has changed from the S&P 1000 Total Return Index to the S&P 500 Total Return Index.

After-tax returns are based on the highest historical individual U.S. federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Multi-Factor Small/Mid Cap Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. The S&P 1000® Total Return Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark. Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Multi-Factor Small/Mid Cap Fund during the periods shown.

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Please retain this supplement for your reference.